SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29. SUBSEQUENT EVENTS

        In January, 2015, Distribution Workshop BVI entered into an agreement with its shareholder, N&J, under which N&J acquired 55 new ordinary shares of Distribution Workshop BVI with HK$3 million (equivalent of $387) and increased its equity interest in Distribution Workshop BVI to 60%. Prior to the acquisition, the Group and N&J held 51% and 49% equity interests of Distribution Workshop BVI, respectively. After the acquisition, the Group lost control over Distribution Workshop BVI and its subsidiaries, Distribution Workshop HK and DW2 Limited, and will account for its investment in Distribution Workshop BVI using the equity method of accounting beginning in January 2015.

        On February 13, 2014, the Group's board of directors approved to increase the maximum number of ordinary shares that may be granted pursuant to the 2010 Plan from 6,280,469 shares to 8,550,885 shares.

        On March 6, 2015, the Group launched Wuhu Bona Boxin Film Investment Center, L.P., or the Second Film Fund, a RMB1.7 billion ($271,479) fund that is expected to finance the development and production of the Group's films and television projects for the next two to three years, beginning from March 2015. Projects financed by the Second Film Fund are expected to include theatrical releases and television series of the Group as well as those developed through co-production agreements with U.S. Hollywood Studios, including Studio 8, Fox International Productions, Universal Pictures and Working Title Films. Proceeds from the Second Film Fund will be distributed to investors based on their initial investment percentage and each film's profitability. The Second Film Fund was established by and is managed by Wuhu Bona. The Group holds approximately 30.0% of the equity interest in the Second Film Fund. The remaining equity interest is held by outside investors.